Exhibit 10.24



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                              EMPLOYMENT AGREEMENT



     This Agreement, dated as of November 1, 1995, by and between Brevard Medical Center, Inc., a Delaware corporation, with offices at 850 Bronx River
Road, Yonkers, New York 10708, or any successor corporation thereto (the "Company"), and WARREN D. STOWELL, an individual residing at 2704 Shad Lane, Geneva, Florida 32732 ("Employee").

                              W I T N E S S E T H
                              -------------------
     WHEREAS, the Company wishes to employ Employee and Employee wishes to accept such employment, on the terms and conditions set forth herein;


     NOW, THEREFORE, the parties agree as follows:

     1.   EMPLOYMENT.

     A. The Company hereby agrees to employ Employee and Employee agrees to be employed by the Company upon the terms and conditions set forth below. Subject to earlier termination as provided herein, the employment provided for herein shall commence on the date hereof. The period from the date hereof until the Effective Date (as defined below) is referred to herein as the "Initial Period". Subject to earlier termination as provided herein, the employment provided for herein shall continue from the effective date (the "Effective Date") of the initial public offering (the "Offering") of the Company, which currently is expected to occur no later than February 28, 1996, for a period of one year from the Effective Date (such one-year period, the "Employment Period"); thereafter, this Agreement may be renewed for successive one-year Employment Periods upon terms and conditions mutually agreed to by Employee and the Company unless, within 30 days of the end of the then-current Employment Period, either party notifies the other of its election not to so renew. If for any reason the Offering is not




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consummated  on or before the  February  28,  1996,  then,  unless  such date is extended by written agreement of the parties hereto, this Agreement shall be terminated as of such date. During the Initial Period and the Employment Period, Employee will hold the position of President and Chief Executive Officer of the Company and shall perform all duties and services incident to those positions as may be assigned to Employee from time to time by the Board of Directors of the Company, as well as those duties and services that Employee, in his reasonable discretion, deems to be consistent with his positions and in the best interest
of the Company.   Employee  will devote all his working time and efforts to the business of the Company to accomplish the duties assigned by the Board of Directors of the Company, will perform those duties to the best of Employee's ability and will devote Employee's best efforts to advance the interests of the Company.

     B. During the term hereof, Employee shall serve as a member of the Board of Directors of the Company and shall have the authority to appoint one additional member to the Board of Directors of the Company, subject to the amendment of the Certificate of Incorporation and/or By-laws of the Company, if necessary, and any other arrangements necessary to implement the foregoing, all of which arrangements the Company agrees to use its best efforts to effect; provided, however, that the provisions of this paragraph 1B shall terminate upon the termination of this Agreement and the two foregoing Board of Directors positions shall then be vacated.

     2.       COMPENSATION.

     A. For all services performed by Employee for the Company during the term hereof, the Company will pay Employee a salary at the rate of $125,000 per annum, payable in accordance with the normal payment practices of the Company; provided, however, that, subject to paragraph 2D below, no such compensation shall be payable with respect to the Initial Period unless


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and until the Offering shall have been consummated  during the term hereof;  and provided further, that the salary and any incentive bonus (the "Remuneration"), and the terms and conditions

     B. thereof, for each successive employment period following the Employment Period shall be mutually agreed to by Employee and the Company: (i) no later than January 1, 1997 for the first such successive employment period, and (ii) prior to the commencement of each subsequent such successive employment period. During the Employment Period, the Company will provide Employee the use, for business purposes, of a full-sized domestic automobile owned or leased by the Company, at the Company's election. Employee will be entitled to vacation during the Employment Period not to exceed three weeks per annum. The vacation may be taken at times agreed upon by Employee and the Company. During that vacation, Employee will receive Employee's usual compensation. No additional compensation will be paid to Employee for vacation time that is not taken. Employee will be entitled to participate, at a level commensurate with his position, in any benefit plans, including health, pension and stock option plans adopted by the Company for its executive employees.

     C. As additional compensation for services rendered during the Employment Period, pursuant to a stock option contract between the Company and the Employee, Employee will be granted on the Effective Date, ten-year non-qualified stock options (the "Options") to purchase two hundred and seventy-five thousand (275,000) shares of common stock, par value $.01 per share of the Company ("Common Stock"), at an exercise price per share equal to $0.25. The Options shall be exercisable immediately upon grant as to one-fourth of the shares covered thereby and shall be exercisable as to one-fourth of the shares covered thereby on each of the three successive anniversaries of the day before the date of grant. In the event this Agreement is terminated earlier as provided in paragraph 4 herein, the Employee may exercise the Options, only to the extent



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then exercisable, in accordance with the terms of the Plan, unless the  Employee is terminated for Cause, as defined in paragraph 5 herein, in which case the Options shall terminate immediately. Commencing one year after the effective date of the Company's initial public offering, the Company agrees to use its best efforts, without incurring substantial expense and subject to applicable securities and other laws, to file with the Securities and Exchange Commission a registration statement on Form S-8 relating to the Options; provided that the Company is eligible to use such Form.

     D. The shares of the Company's Common Stock which may be purchased by Employee pursuant to the Options granted under paragraph 2B (the "Option Shares"), shall be held by Employee for his own account, for investment purposes only and not with a view to the resale or distribution thereof, and no sale, offer to sell or transfer of the Option Shares, or of any shares or other securities issued in exchange for or in respect of the Shares shall be made unless a registration statement under the Securities Act of 1933, as amended, (the "Act") with respect to the Option Shares is in effect, or an exemption from the registration requirements of the Act is then in fact applicable to the Shares and the certificates representing the Option Shares shall contain a legend to that effect.

     E.  The  Company   hereby   agrees  that  in  the  event  that  it  or  its
shareholder(s) shall sell, or enter into a binding agreement to sell, the Company or substantially all of the assets of the Company (other than in an initial public offering), it being agreed however that the Company is not prohibited from considering such sale, during the period from the date hereof through February 28, 1996, then Employee shall be entitled to receive his salary at the rate described in paragraph 2A above during the period from the date hereof through and including the date of such sale (but not later than February 28, 1996).


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     3.  REIMBURSEMENT  OF  EXPENSES:  As of the date  hereof,  and  during  the
Employment  Period,   the  Company  recognizes  that  Employee,   in  performing
Employee's duties hereunder, may be required to spend sums of money in connection with those duties on behalf of or for the benefit of the Company. Employee may present to the Company, on a weekly basis, an itemized voucher listing all sums of money paid or expenses incurred by Employee in the performance of Employee's duties on behalf of or for the benefit of the Company, and on presentation of that itemized voucher and receipts for all such expenses the Company will reimburse Employee or pay the expense incurred in conformity with Company policy for all such reasonable expenses including, but not limited to, travel, meals, lodging, entertainment and promotion.

    4.  DEATH AND DISABILITY:

     A. The Employment Period shall terminate on the date of Employee's death, in which event Employee's Remuneration, if any, payable through the date of Employee's death, shall be paid to Employee's estate.

     B. If, during the Employment Period, in the opinion of the Company, Employee, because of physical or mental illness or incapacity, shall become substantially unable to perform the duties and services required of him under this Agreement for a period of six (6) consecutive months or nine (9) months in the aggregate during any twelve (12) month period, the Company may, upon at least ten (10) days' prior written notice given at any time after the expiration of such six (6) or nine (9) month period, as the case may be, to Employee of its intention to do so, terminate this Agreement as of such date as may be set forth in the notice. In case of such termination, Employee shall be entitled to receive his Remuneration earned or accrued and reimbursable expenses owing to Employee through the date of termination. Employee will not be


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entitled to any other  compensation upon termination of this Agreement  pursuant to this paragraph 4(B).

     5. DISCHARGE FOR CAUSE: The Company may discharge Employee for cause at any time. Cause for discharge will exist when (i) Employee materially breaches this Agreement and such breach is not cured within thirty (30) days following written notice by the Company to Employee of such breach, (ii) Employee commits any act or engages in a course of action involving moral turpitude which adversely affects the reputation of the Company, or (iii) Employee breaches any policy applicable to all executive officers of the Company promulgated by Company's Board of Directors, the breach of which has been specified by the Board of Directors to be cause for discharge, including, without limitation, those policies set forth in the Addendum to Employment Agreement between the Company and Employee attached hereto and incorporated herein by reference. If, as of the date hereof or during the Employment Period, Employee is discharged for cause, this Agreement terminates and the Company, without any limitation on any remedies it may have at law or equity, is without liability for Remuneration or any other liability to Employee after the date of such discharge.

     6. DISCLOSURE OF CONFIDENTIAL INFORMATION: "Confidential Information" means all information known by Employee, because of service by the Company, about the Company's present or prospective products, processes, services, or activities. Confidential Information does not include information generally known, other than through breach of a confidentiality agreement with the Company, in the industries in which the Company engages or may engage. The determination as to whether information is generally known in the industries in which the Company engages or may engage will be made, in good faith, solely by the Company and will be binding on Employee. Employee will never, as of the date hereof and during or after the Employment Period, directly or


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indirectly,  use any  Confidential  Information  except  in the  performance  of
Employee's duties for the Company, or publish or disclose any Confidential Information except to persons to whom disclosure of Confidential Information is necessary in the performance of Employee's duties and to other persons as directed by the Company. The Company has the right to decide in what circumstances disclosures of Confidential Information are necessary. Employee will use his best efforts to prevent unauthorized use or disclosure of Confidential Information. Upon termination of this Agreement, Employee will deliver to the Company all writings relating to or containing Confidential Information, including, without limitation, notes, memoranda, letters, drawings, diagrams and printouts and also including any tapes, discs or other forms of recorded information. Full compliance with this paragraph is a condition of continued employment with, or retention by or association with, the Company. If Employee violates any provision of this paragraph commencing with the date hereof, or at any time until the termination hereof, the Company may immediately discharge Employee without any liability for Remuneration or any other liability to Employee after the date of discharge. If Employee violates any provision of this paragraph commencing with the date hereof, or at any time until the termination hereof, the Company will have no further liability to Employee, including rights, benefits, privileges or other interests which may have vested for Employee's account during the Employment Period. Moreover, if Employee violates any provision of this paragraph commencing with the date hereof, or until the termination hereof, the Company may seek full indemnification from Employee should the Company suffer any monetary damages or incur any legal liability to any person as a result of the disclosure or use of Confidential Information by Employee in violation of this paragraph.

     7. RESTRICTIVE COVENANTS: During the Employment Period and for a period of six months thereafter, Employee will not directly or indirectly, either as an individual or as a partner, joint venturer, independent contractor, consultant, stockholder, director, employee or officer, engage in


                                       -7-

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or  participate  in the  management  or ownership of any business or activity in
Volusia or Brevard Counties, Florida, which directly or indirectly competes with the business conducted by the Company; provided, however, that this paragraph 7 shall not apply in the event that Employee is actually discharged by the Company without cause, as that term is described in paragraph 5 hereof.

     8. OWNERSHIP OF INVENTIONS, DISCOVERIES AND IMPROVEMENTS: Employee shall promptly disclose in writing to the Board of Directors of the Company all inventions, discoveries, designs, developments, processes, software programs, works of authorship, formulas, data, techniques and any other improvements conceived, devised, created, or developed by Employee (either alone or with others) while in the employ of the Company (collectively, "Invention"), and Employee shall transfer and assign to the Company all right, title and interest in and to such Invention, including any and all domestic and foreign patent rights, domestic and foreign copyright rights therein, and any renewal thereof. Such disclosure is to be made promptly after the conception of each Invention, and each Invention is to become and remain the property of the Company, whether or not patent or copyright applications are filed thereon by the Company. On request of the Company, Employee shall execute from time to time, during or after the termination of employment, such further instruments including, without limitation, applications for patents and copyrights and assignments thereof as may be deemed necessary or desirable by the Company to effectuate the provisions of this paragraph 8.

     9. CONSTRUCTION: If the provisions of paragraph 7 should be deemed unenforceable, invalid or overbroad in whole or in part for any reason, then any court of competent jurisdiction or any Arbitrator appointed in accordance with paragraph 10 is hereby authorized, requested and instructed to reform such paragraph to provide for the maximum competitive restraints



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upon  Employee's  activities  (in time,  product,  geographic  area and customer solicitation as may then be legal and valid).

    10.      REMEDIES, DAMAGES AND JURISDICTION:

     A. Employee agrees that violation of paragraphs 6, 7 or 8 would cause irreparable injury to the Company for which the remedy at law would be inadequate, and that the Company shall be entitled in any court of law or equity or in any arbitration proceeding in accordance with this paragraph 10, whichever forum is designated by the Company, to preliminary, permanent or other injunctive relief against any breach of the provisions contained in paragraphs 6, 7 or 8, and such punitive and compensatory damages as shall be awarded. Further, in the event of a violation of the provisions of paragraph 7, the period of noncompetition referred to therein shall be extended but not decreased for a period of time equal to the period that the violation occurred.

     B. Except as otherwise provided in paragraphs 9 and 10A relating to the reformation of the restrictive covenants and obtaining equitable relief, any controversy or claim arising out of, or relating to this Agreement, or the breach thereof, shall be settled by arbitration by one arbitrator in Florida, in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     C. Each of the Company and Employee hereby consents to the jurisdiction of the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York for all purposes in connection with said arbitration or for obtaining the relief referred to in paragraphs 6 or 8, and further consents that any process or notice of motion therewith may be served by certified or registered mail or personal


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service, within or without the State of New York, provided a reasonable time for appearance is allowed.

     11. SEVERABILITY: If any of the provisions of this Agreement is held to be invalid, illegal, or unenforceable, that determination will not affect the enforceability of any other provisions of this Agreement, and the remaining provisions of this Agreement will be valid and enforceable according to their terms.

     12. Binding Effect: This Agreement constitutes the entire understanding of the parties, may be modified only in writing, is governed by and construed in accordance with the laws of the state of New York, without regard to the conflicts of law rules thereof, and will be binding upon and inure to the benefit of Employee and Employee's personal representatives and the Company and the Company's successors and assigns. This Agreement is in the nature of a personal services contract, is not assignable by Employee and the duties imposed hereby are non-delegable.



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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   BREVARD MEDICAL CENTER, INC.


                                   By:
                                        --------------------------


                                        --------------------------
                                          WARREN D. STOWELL

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